UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21374

PIMCO Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2014

Date of reporting period:	April 30, 2014

Item 1. Schedule of Investments

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2014 (unaudited)

Principal Amount (000s)		Value*
MUNICIPAL BONDS - 23.7%
California - 9.4%
$5,800	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	$7,138,002
900	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	954,351
9,600	Los Angeles Department of Water & Power Rev., 6.166%, 7/1/40	10,524,960
9,600	Metropolitan Water Dist. of Southern California Rev., 6.947%, 7/1/40, Ser. A	10,965,312
1,000	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	1,124,220
600	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	637,260
900	State Univ. Rev., 6.484%, 11/1/41	1,111,896
3,600	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	3,683,160
		36,139,161
Georgia - 1.2%
3,900	Municipal Electric Auth. of Georgia Rev., 6.655%, 4/1/57	4,514,523

Illinois - 5.0%
6,000	Chicago, GO, 7.517%, 1/1/40, Ser. B	7,066,800
11,000	Municipal Electric Agcy. Rev., 6.832%, 2/1/35	12,227,270
		19,294,070
Nebraska - 1.9%
6,400	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	7,108,608

Nevada - 3.0%
10,500	Las Vegas Valley Water Dist., GO, 7.013%, 6/1/39	11,629,695

New Jersey - 0.0%
200	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	158,392

Ohio - 1.9%
5,000	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	7,381,550

Texas - 1.3%
4,200	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	5,171,670
Total Municipal Bonds (cost-$85,220,895)		91,397,669

MORTGAGE-BACKED SECURITIES - 20.5%
106	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	85,120
	Banc of America Funding Trust, CMO,
3,516	6.00%, 8/25/36	3,520,832
1,987	6.00%, 3/25/37	1,689,438
3,409	6.00%, 8/25/37	3,020,985
	BCAP LLC Trust, CMO (a)(c)(j),
1,200	5.19%, 3/26/37	422,546
293	15.283%, 6/26/36	80,816
	Bear Stearns ALT-A Trust, CMO (j),
346	2.601%, 11/25/36	243,260
741	2.748%, 9/25/35	607,489
1,283	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	1,057,423
	Chase Mortgage Finance Trust, CMO,
10	2.527%, 12/25/35 (j)	8,773
990	6.00%, 2/25/37	861,193
678	6.00%, 7/25/37	589,188
1,849	6.25%, 10/25/36	1,624,298
164	Citicorp Mortgage Securities Trust, 5.50%, 4/25/37, CMO	169,486
	Countrywide Alternative Loan Trust, CMO,
323	5.50%, 3/25/35	288,127
4,043	5.50%, 12/25/35	3,706,490
148	5.50%, 3/25/36	119,226
1,575	5.638%, 4/25/36 (j)	1,154,440
391	5.75%, 1/25/35	395,198
359	6.00%, 2/25/35	378,240
2,518	6.00%, 5/25/36	1,989,852
1,174	6.00%, 4/25/37	982,420
989	6.00%, 8/25/37	782,265
753	6.25%, 11/25/36	689,017
1,587	6.25%, 12/25/36 (j)	1,329,233
456	6.50%, 8/25/36	338,547
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
74	2.50%, 2/20/35 (j)	71,868
1,421	5.50%, 10/25/35	1,338,517

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
$663	5.75%, 3/25/37	$601,552
1,453	6.00%, 5/25/36	1,344,592
530	6.00%, 2/25/37	497,626
135	6.00%, 4/25/37	123,772
791	6.25%, 9/25/36	698,745
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
402	6.00%, 2/25/37	353,624
1,257	6.75%, 8/25/36	988,582
	GSR Mortgage Loan Trust, CMO,
164	5.50%, 5/25/36	155,203
5,062	6.00%, 2/25/36	4,638,923
58	Harborview Mortgage Loan Trust, 2.733%, 7/19/35, CMO (j)	50,426
2,086	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	1,476,900
	JPMorgan Alternative Loan Trust, CMO,
1,907	2.559%, 3/25/36 (j)	1,530,536
1,739	2.583%, 3/25/37 (j)	1,349,469
1,200	6.31%, 8/25/36	972,960
	JPMorgan Mortgage Trust, CMO,
584	2.566%, 1/25/37 (j)	507,853
596	2.616%, 2/25/36 (j)	524,641
1,048	5.00%, 3/25/37	967,128
90	5.75%, 1/25/36	84,237
273	6.00%, 8/25/37	244,251
1,612	Merrill Lynch Mortgage Investors Trust, 2.774%, 3/25/36, CMO (j)	1,116,962
3,811	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (j)	2,792,166
1,064	Residential Accredit Loans, Inc., 6.00%, 6/25/36, CMO	868,891
	Residential Asset Securitization Trust, CMO,
1,054	5.75%, 2/25/36	914,897
427	6.00%, 9/25/36	289,555
718	6.00%, 3/25/37	573,518
1,682	6.00%, 5/25/37	1,512,761
1,097	6.00%, 7/25/37	814,236
1,819	6.25%, 9/25/37	1,262,821
	Residential Funding Mortgage Securities I, CMO,
1,883	3.756%, 8/25/36 (j)	1,659,556
270	6.00%, 9/25/36	249,087
668	6.00%, 1/25/37	621,342
3,502	6.00%, 6/25/37	3,118,020
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
1,763	2.47%, 11/25/36	1,419,654
738	4.925%, 3/25/37	553,707
2,265	5.029%, 5/25/36	1,910,812
1,452	5.05%, 1/25/36	1,122,896
779	5.319%, 7/25/36	727,448
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
321	2.756%, 2/25/37	274,824
1,989	2.852%, 4/25/37	1,690,278
4,404	WaMu Commercial Mortgage Securities Trust, 5.336%, 3/23/45, CMO (a)(c)(j)	4,551,102
	WaMu Mortgage Pass-Through Certificates, CMO (j),
228	2.355%, 9/25/36	204,184
688	4.686%, 2/25/37	641,012
923	6.09%, 10/25/36	774,532
858	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 6.50%, 8/25/34, CMO	895,086
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
370	2.61%, 7/25/36 (j)	340,649
1,283	2.612%, 7/25/36 (j)	1,248,231
184	2.616%, 4/25/36 (j)	177,478
744	2.616%, 8/25/36 (j)	707,212
447	5.75%, 3/25/37	424,510
266	6.00%, 6/25/37	257,909
388	6.00%, 7/25/37	378,127
Total Mortgage-Backed Securities (cost-$72,031,966)		78,748,770

CORPORATE BONDS & NOTES - 20.3%
Airlines - 0.6%
	American Airlines Pass-Through Trust (b)(d)(e),
3,458	9.73%, 9/29/14	183,991
1,527	10.18%, 1/2/13	26,576
1,194	Continental Airlines Pass-Through Trust, 9.798%, 10/1/22	1,373,342
740	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	842,792
		2,426,701
Auto Manufacturers - 3.9%
12,700	Ford Motor Co., 7.70%, 5/15/97	14,908,212

Banking - 7.7%
	Barclays Bank PLC,
4,700	7.625%, 11/21/22	5,349,188

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
£6,300	14.00%, 6/15/19 (f)	$14,585,869
$800	Citigroup, Inc., 6.125%, 8/25/36	895,283
	LBG Capital No. 1 PLC,
€200	7.375%, 3/12/20	301,707
$2,000	8.50%, 12/17/21 (a)(c)(f)	2,173,676
£534	LBG Capital No. 2 PLC, 9.125%, 7/15/20	943,963
$1,550	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (f)	1,712,750
£2,000	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19 (converts to FRN on 9/27/14)	3,456,997
		29,419,433
Diversified Financial Services - 2.0%
$3,400	Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (NPFGC) (a)(b)(c)(h) (acquisition cost - $3,366,000; purchased 11/18/13)	3,520,768
1,700	Ford Motor Credit Co. LLC, 3.875%, 1/15/15	1,739,544
2,452	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(h) (acquisition cost - $2,423,293; purchased 9/23/13)	2,502,508
		7,762,820
Electric Utilities - 0.3%
1,219	Bruce Mansfield Unit, 6.85%, 6/1/34	1,326,410

Insurance - 1.7%
2,000	AIG Life Holdings, Inc., 8.125%, 3/15/46 (a)(b)(c)(h) (acquisition cost - $1,753,150; purchased 7/12/10)	2,645,000
2,893	American International Group, Inc., 8.175%, 5/15/68 (converts to FRN on 5/15/38)	3,883,853
		6,528,853
Media - 0.6%
1,700	Time Warner Cable, Inc., 7.30%, 7/1/38	2,263,686

Oil & Gas - 0.5%
1,600	Anadarko Petroleum Corp., 7.00%, 11/15/27	1,847,115

Pipelines - 0.6%
2,200	Enterprise Products Operating LLC, 5.60%, 10/15/14	2,249,548

Telecommunications - 2.4%
1,900	CenturyLink, Inc., 7.60%, 9/15/39	1,872,688
7,000	Northwestern Bell Telephone, 7.75%, 5/1/30	7,469,077
		9,341,765
Total Corporate Bonds & Notes (cost-$70,401,205)		78,074,543

U.S. GOVERNMENT AGENCY SECURITIES - 11.3%
	Fannie Mae, CMO, IO,
36,010	3.50%, 12/25/32 - 2/25/43	8,025,912
4,191	4.00%, 11/25/42	832,368
7,257	6.446%, 4/25/41 (j)	1,397,527
	Freddie Mac, CMO,
122,221	2.50%, 10/15/27 - 1/15/28, IO	12,959,380
628	9.691%, 11/15/40 (b)(j)	631,265
14,869	11.727%, 3/15/44 (b)(j)	15,015,034
4,100	Ginnie Mae, 8.591%, 8/20/39, CMO (b)(j)	4,569,631
Total U.S. Government Agency Securities (cost-$43,431,839)		43,431,117

ASSET-BACKED SECURITIES - 5.4%
273	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	233,538
	Countrywide Asset-Backed Certificates,
3,500	0.714%, 12/25/35 (j)	3,230,605
3,000	5.595%, 8/25/35	2,653,287
	GSAA Home Equity Trust,
8,198	5.772%, 11/25/36 (j)	5,171,811
946	6.295%, 6/25/36	551,819
3,952	Lehman XS Trust, 5.833%, 6/24/46	3,124,110
413	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	416,864
192	Mid-State Trust IV, 8.33%, 4/1/30	198,453
737	Mid-State Trust VII, 6.34%, 10/15/36	780,410
562	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	429,035
7,090	Securitized Asset-Backed Receivables LLC Trust, 0.294%, 5/25/36 (j)	3,976,902
Total Asset-Backed Securities (cost-$19,886,589)		20,766,834

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2014 (unaudited) (continued)

Shares		Value*
PREFERRED STOCK - 3.4%
Banking - 1.5%
207,100	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (i)	$5,693,179

Diversified Financial Services - 1.9%
6,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f)	7,348,125
Total Preferred Stock (cost-$12,332,507)		13,041,304

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 15.4%
Repurchase Agreements - 15.3%
$36,400	BNP Paribas Securities Corp., dated 4/30/14, 0.07%, due 5/1/14, proceeds $36,400,071; collateralized by Fannie Mae, 3.50%, due 2/1/44, valued at $37,804,178 including accrued interest	36,400,000
8,300	Citigroup Global Markets, Inc., dated 4/30/14, 0.06%, due 5/1/14, proceeds $8,300,014; collateralized by U.S. Treasury Notes, 0.875%, due 2/28/17, valued at $8,479,289 including accrued interest	8,300,000
1,900	JPMorgan Chase, dated 4/30/14, 0.07%, due 5/1/14, proceeds $1,900,004; collateralized by Freddie Mac, 2.255%, due 12/5/22, valued at $1,945,179 including accrued interest	1,900,000
11,100	Morgan Stanley & Co., Inc., dated 4/30/14, 0.06%, due 5/1/14, proceeds $11,100,019; collateralized by U.S. Treasury Notes, 2.50%, due 4/30/15, valued at $11,471,011 including accrued interest	11,100,000
1,175	State Street Bank and Trust Co., dated 4/30/14, 0.00%, due 5/1/14, proceeds $1,175,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $1,201,157 including accrued interest	1,175,000
Total Repurchase Agreements (cost-$58,875,000)		58,875,000

U.S. Treasury Obligations - 0.1%
310	U.S. Treasury Bills, 0.092%, 3/5/15 (g)(k) (cost-$309,760)	309,788
Total Short-Term Investments (cost-$59,184,760)		59,184,788
Total Investments (cost-$362,489,761) (l)-100.0%		$ 384,645,025

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $15,896,416, representing 4.1% of total investments.
(b)	Illiquid.
(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.
(e)	Fair-Valued—Securities with an aggregate value of $210,567, representing 0.1% of total investments.
(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(h)	Restricted. The aggregate acquisition cost of such securities is $7,542,443. The aggregate value is $8,668,276, representing 2.3% of total investments.
(i)	Dividend rate is fixed until the first call date and variable thereafter.
(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2014.
(k)	Rates reflect the effective yields at purchase date.
(l)

At April 30, 2014, the cost basis of portfolio securities for federal income tax purposes was $362,640,501. Gross unrealized appreciation was $22,303,336; gross unrealized depreciation was $298,812; and net unrealized appreciation was $22,004,524. The difference between book and tax cost basis was attributable to differing treatment of bond amortization/accretion.

(m)	Interest rate swap agreements outstanding at April 30, 2014:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap	Amount	Termination	Payments	Payments		Premiums	Unrealized
Counterparty	(000s)	Date	Made	Received	Value	Paid	Appreciation
Bank of America	$394,100	7/15/19	3-Month USD-LIBOR	2.10%	$749,081	$232,834	$516,247
Nomura Global Financial Products	394,700	7/15/19	3-Month USD-LIBOR	2.10%	750,222	345,054	405,168
					$1,499,303	$577,888	$921,415

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
	Amount	Termination	Payments	Payments		Appreciation
Broker (Exchange)	(000s)	Date	Made	Received	Value	(Depreciation)
Goldman Sachs (CME)	$37,000	6/18/44	3.50%	3-Month USD-LIBOR	$(218,939)	$(2,202,357)
Morgan Stanley (CME)	107,000	6/18/43	3.75%	3-Month USD-LIBOR	(5,882,260)	(6,326,475)
Morgan Stanley (CME)	107,000	6/19/44	3-Month USD-LIBOR	3.50%	2,431,699	5,922,319
					$(3,669,500)	$(2,606,513)

(n)                 Forward foreign currency contracts outstanding at April 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
385,428 Brazilian Real settling 5/5/14	Goldman Sachs	$172,374	$172,857	$483
1,030,087 Brazilian Real settling 5/5/14	UBS	463,168	461,974	(1,194)
11,160,000 British Pound settling 5/2/14	JPMorgan Chase	18,732,060	18,842,535	110,475
201,000 Euro settling 5/2/14	Bank of America	278,105	278,857	752
Sold:
385,428 Brazilian Real settling 5/5/14	Goldman Sachs	174,100	172,857	1,243
1,030,087 Brazilian Real settling 5/5/14	UBS	442,072	461,974	(19,902)
1,030,087 Brazilian Real settling 6/3/14	UBS	459,368	457,778	1,590
11,160,000 British Pound settling 6/3/14	JPMorgan Chase	18,727,495	18,837,814	(110,319)
11,160,000 British Pound settling 5/2/14	Royal Bank of Scotland	18,385,386	18,842,535	(457,149)
201,000 Euro settling 6/3/14	Bank of America	278,083	278,838	(755)
201,000 Euro settling 5/2/14	Royal Bank of Scotland	276,903	278,857	(1,954)
				$(476,730)

(o)                 At April 30, 2014, the Fund held $8,180,000 in cash as collateral and pledged cash collateral of $2,964,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(p)                 The weighted average daily balance of reverse repurchase agreements during the nine months ended April 30, 2014 was $5,341,118, at a weighted average interest rate of (1.06)%. There were no open reverse repurchase agreements at April 31, 2014.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended April 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at April 30, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities - Assets
Municipal Bonds	$—	$91,397,669	$—	$91,397,669
Mortgage-Backed Securities	—	78,748,770	—	78,748,770
Corporate Bonds & Notes:
Airlines	—	—	2,426,701	2,426,701
Diversified Financial Services	—	5,260,312	2,502,508	7,762,820
All Other	—	67,885,022	—	67,885,022
U.S. Government Agency Securities	—	43,431,117	—	43,431,117
Asset-Backed Securities	—	20,766,834	—	20,766,834
Preferred Stock:
Banking	5,693,179	—	—	5,693,179
Diversified Financial Services	—	7,348,125	—	7,348,125
Short-Term Investments	—	59,184,788	—	59,184,788
	5,693,179	374,022,637	4,929,209	384,645,025
Other Financial Instruments* - Assets
Foreign Exchange Contracts	—	114,543	—	114,543
Interest Rate Contracts	—	6,843,734	—	6,843,734
	—	6,958,277	—	6,958,277
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(591,273)	—	(591,273)
Interest Rate Contracts	—	(8,528,832)	—	(8,528,832)
	—	(9,120,105)	—	(9,120,105)
Totals	$5,693,179	$371,860,809	$4,929,209	$382,483,197

At April 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended April 30, 2014, was as follows:

	Beginning Balance 7/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 4/30/14
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$9,807,590	$3,847,034	$(8,008,373)†	$(21,007)	$250,099		$(3,448,642)	$—	$—	$2,426,701
Diversified Financial Services	—	2,449,547	(26,570)	636	313		78,582	—	—	2,502,508
Electric Utilities	27,382	—	(441,604)††	—	—		414,222	—	—	—
Mortgage-Backed Securities	7,858,372	6	(3,117,996)	5,664	(128,102	)†††	13,974	—	(4,631,918)	—
U.S. Government Agency Securities	3,728,708	31,076	(3,849,405)	—	57,771		31,850	—	—	—
Totals	$21,422,052	$6,327,663	$(15,443,948)	$(14,707)	$180,081		$(2,910,014)	$—	$(4,631,918)	$4,929,209

† Reduction of cost due to corporate action.

†† Liquidation due to corporate action.

††† Paydown shortfall.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2014:

	Ending Balance at 4/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Corporate Bonds & Notes	$210,567	Analytical Model	Estimated Recovery Value	$1.74-$5.32
	4,718,642	Third-Party Pricing Vendor	Single Broker Quote	$102.04-$115.00

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2014 was $(2,968,966).

Glossary:
£ - British Pound
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
€ - Euro
FRN - Floating Rate Note
GO - General Obligation Bond
IO - Interest Only
LIBOR - London Inter-Bank Offered Rate
NPFGC - insured by National Public Finance Guarantee Corp.
OTC - Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Strategy Fund

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: June 20, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: June 20, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 20, 2014